 Exhibit 1.1
For Ministry Use Only A l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 630609
Ministry of Consumer and Commercial Relations CERTIFICATE This is to certify that these articles are effective on JULY 11 s/s Director Business Corporations Act	Ministère de la Consommation et du Commerce CERTIFICAT Ceci certifie que les présents status entrent en vigueur le JUILLET, 2001 / Directrice / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

ç
Form 3 Business Corporations Act	1. The name of the corporation is:	Dénomination sociale de la société:
INTASYS CORPORATION
Formule 3 Loi sur les sociétés par actions
	2. The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la société (s'il y a lieu):
	3. Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:
1985, July, 05 (Year, Month, Day) (année, mois, jour)
	4. The articles of the corporation are amended as follows:	Les statuts de la société sont modifiés de la façon suivante:
To consolidate the issued and outstanding Common Shares in the capital of the Corporation on the basis of 1 Common Share for every 10 Common Shares issued and outstanding.
	5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.
	6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le
2001, May, 24 (Year, Month, Day) (année, mois, jour)
	These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.
INTASYS CORPORATION (Name of Corporation) (Dénomination sociale de la société)
	By/Par: s/s David Perez (Signature) (Signature)	Corporate Secretary (Description of Office) (Fonction)

IBRCC
CBR-94
10/96

For Ministry Use Only A l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 630609
Ministry of Consumer and Commercial Relations CERTIFICATE This is to certify that these articles are effective on JULY 29 s/s Director Business Corporations Act	Ministère de la Consommation et du Commerce CERTIFICAT Ceci certifie que les présents status entrent en vigueur le JUILLET, 1996 / Directrice / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 Business Corporations Act	1. The present name of the corporation is:	Dénomination sociale de la compagnie:
SMARTEL COMMUNICATIONS CORPORATION
Formule 3 Loi sur les compagnies
	2. The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la compagnie (s'il y a lieu):
INTASYS CORPORATION
	3. Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:
05/JULY/1985 (Day, Month, Year) (jour, mois, année)
	4. The articles of the corporation are amended as follows:	Les statuts de la compagnie sont modifiés de la façon suivante:
To change the name of the Corporation to INTASYS CORPORATION
	5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 168 et, s'il y a lieu, à l'article 170 (selon le cas) de la Loi sur les compagnie.
	6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification le
26-07-1996 (Day, Month, Year) (jour, mois, année)
	These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.
SMARTEL COMMUNICATIONS CORPORATION (Name of Corporation) (Dénomination sociale de la société)
	By/Par: s/s W. Francis Strong (Signature) (Signature)	President (Description of Office)

IBRCC
CBR-94
10/96

INTASYS CORPORATION

CERTIFICATE

     The undersigned officer of Intasys Corporation certifies that the attached is a true and correct copy of the Certificate of Articles of Amendment effective July 29th, 1996, and that such Certificate is in full force and effect as at the date hereof.

     DATED as of the 30th day of July, 1996.

s/s W. Francis Strong President

For Ministry Use Only A l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 630609
Ministry of Consumer and Commercial Relations CERTIFICATE This is to certify that these articles are effective on JUNE 21 s/s Director Business Corporations Act	Ministère de la Consommation et du Commerce CERTIFICAT Ceci certifie que les présents status entrent en vigueur le JUIN, 1995 / Directrice / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 Business Corporations Act	1. The present name of the corporation is:	Dénomination sociale de la compagnie:
CELLTECH MEDIA INC.
Formule Numéro 3 Loi sur les compagnies
	2. The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la compagnie (s'il y a lieu):
SMARTEL COMMUNICATIONS CORPORATION
	3. Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:
05/JULY/1985 (Day, Month, Year) (jour, mois, année)
	4. The articles of the corporation are amended as follows:	Les statuts de la compagnie sont modifiés de la façon suivante:
To change the name of the Corporation to See page 1a.
	5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 168 et, s'il y a lieu, à l'article 170 (selon le cas) de la Loi sur les compagnie.
	6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la société ont approuvé la résolution autorisant la modification le
16 June 1995 (Day, Month, Year) (jour, mois, année)
	These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.
CELLTECH MEDIA INC. (Name of Corporation) (Dénomination sociale de la compagnie)
	By/Par: s/s W. Francis Strong (Signature) (Signature)	President (Description of Office)

IBRCC
CBR-94
10/96

1a

1.	Be it resolved as special resolution of the Corporation that the articles of the Corporation be amended to:
	(a)	change the name of the Corporation to: SMARTEL COMMUNICATONS CORPORATION
	(b)	reduce the stated capital account maintained for the Class A shares of the Corporation from $24,489,406 to $2,528,624, such reduction reflecting the amount by which the stated capital account is not represented by realizable assets of the Corporation;
	(c)	consolidate and reclassify the issued and outstanding Class A shares in the capital of the Corporation on the basis of 1 new Common share for every 5 issued and outstanding Class A shares;
	(d)	cancel the authorized and unissued Class B multiple-voting shares of the Corporation and remove the rights, privileges, restrictions and conditions attaching to the Class B multiple-voting shares; and
	(e)	after giving effect to the foregoing, the authorized capital of the Corporation shall consist of an unlimited number of Common shares.

For Ministry Use Only A l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 630609
Ministry of Consumer and Commercial Relations CERTIFICATE This is to certify that these articles are effective on MARCH 28 s/s Director Business Corporations Act	Ministère de la Consommation et du Commerce CERTIFICAT Ceci certifie que les présents status entrent en vigueur le MARS, 1994 / Directrice / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 Business Corporations Act 1982	1. The present name of the corporation is:	Dénomination sociale actuelle de la compagnie:
HEALTH CARE PRODUCTS INC.
Formule Numéro 3 Loi de 1982 sur les compagnies
	2. The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la compagnie (s'il y a lieu):
CELLTECH MEDIA INC.
	3. Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:
05/JULY/1985 (Day, Month, Year) (jour, mois, année)
	4. The articles of the corporation are amended as follows:	Les statuts de la compagnie sont modifiés de la façon suivante:
To change the name of the Corporation to
(a)	The name of the Corporation is changed to: CELLTECH MEDIA INC.
(b)
Class A Shares

Consolidate the issued and outstanding Class A Subordinate voting shares in the capital of the Corporation on the basis of one new Class A subordinate voting share for each ten existing Class A subordinate voting shares.
(c)
Class B Shares

Consolidate the issued and outstanding Class B multiple voting shares in the capital of the Corporation on the basis of one new Class B multiple voting share for each ten existing Class B multiple voting shares.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 168 et, s'il y a lieu, à l'article 170 (selon le cas) de la Loi sur les compagnie.
6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la société ont approuvé la résolution autorisant la modification le
25 March 1994 (Day, Month, Year) (jour, mois, année)
These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.
HEALTH CARE PRODUCTS INC. (Name of Corporation) (Dénomination sociale de la compagnie)
By/Par: s/s W. Francis Strong (Signature) (Signature)	President (Description of Office) (Fonction)

For Ministry Use Only A l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 630609
Ministry of Consumer and Commercial Relations CERTIFICATE This is to certify that these articles are effective on OCTOBER 23 s/s Director,Companies Branch	Ministère de la Consommation et du Commerce CERTIFICAT Ceci certifie que les présents status entrent en vigueur le OCTOBRE, 1987 / Le Directeur, Directeur des Compagnies

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 Business Corporations Act 1982	1. The present name of the corporation is:	Dénomination sociale actuelle de la compagnie:
HEALTH CARE PRODUCTS INC.
Formule Numéro 3 Loi de 1982 sur les compagnies
	2. The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la compagnie (s'il y a lieu):

	3. Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:
05/JULY/1985 (Day, Month, Year) (jour, mois, année)
	4. The articles of the corporation are amended as follows:	Les statuts de la compagnie sont modifiés de la façon suivante:

(i)	Article 6 is amended to authorize the issuance of an unlimited number of Class A Subordinate Voting Shares and 500,000 Class B Shares;
(ii)	Article 7 is amended to read as set forth on the appended pages 1A - 1B; and
(iii)	All common shares previously issued by the corporation shall be reclassified and henceforth identified as Class A Subordinate Voting Shares.

1A

The following are the classes of shares that the corporation is authorized to issue and the rights, privileges, restrictions and conditions that shall attach to each class of shares:

I.	CLASS A SUBORDINATE VOTING SHARES
1.1	Dividends The holders of the Class A Subordinate Voting Shares shall have the right to receive in each financial year, such dividends, if any, as the directors in their discretion may declare.
1.2	Voting Rights

The holders of the Class A Subordinate Voting Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the corporation, other than separate meetings of the holders of another class or series of shares, and to vote at any such meeting on the basis of one (1) vote for each Class A Subordinate Voting Share held.
1.3	Dissolution

The holders of the Class A Subordinate Voting Shares shall have the right on liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, or upon the distribution of its assets among its shareholders for the purpose of winding-up its affairs, to share in the assets of the corporation.
II.	CLASS B SHARES
2.1	Voting Rights

The holders of the Class B Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the corporation, other than separate meetings of the holders of another class of shares, and to vote at any such meeting on the basis of five (5) votes for each Class B Share held.
2.2	Conversion Right

The holders of the Class B Shares shall be entitled at their option, at any time or times, to convert their Class B Shares, or any part thereof, into Class A Subordinate Voting Shares on the basis of one (1) Class A Subordinate Voting Share for each (1) Class B Share in respect of which the conversion right is exercised. The conversion right herein provided for may be exercised by notice in writing given to each of the corporation and the Registrar and Transfer Agent for the Class A Subordinate Voting Shares of the corporation, if any, accompanied by the certificate or certificates representing the Class B

1B

Shares in respect of which the holder thereof desires to exercise such conversion right. The notice hereunder shall be signed by the person registered on the Shareholders Register of the corporation as holder of the Class B Shares in respect of which the conversion right is exercised or by his duly authorized attorney and it shall specify the number of class B Shares which the holder desires to have converted.

2.3
Other Rights

The holder of Class B Shares shall not be entitled to receive dividends or to share in the assets of the corporation on liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, or upon the distribution of its assets among its shareholders for the purpose of winding-up its affairs.

5. The amendment has been duly authorized as required by Sections 167 & 169 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 167 et, s'il y a lieu, à l'article 169 de la Loi sur les compagnie.
6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification le
23 OCTOBER 1987 (Day, Month, Year) (jour, mois, année)
These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.
HEALTH CARE PRODUCTS INC. (Name of Corporation) (Dénomination sociale de la compagnie)
By/Par: s/s W. Francis Strong (Signature) (Signature)	President (Description of Office) (Fonction)

For Ministry Use Only A l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 630609
Ministry of Consumer and Commercial Relations CERTIFICATE This is to certify that these articles are effective on APRIL 10 s/s Controller of Records, Compannies Branch	Ministère de la Consommation et du Commerce CERTIFICAT Ceci certifie que les présents status entrent en vigueur le AVRIL, 1987 / Controlleur des dossiers, Directions des compagnies

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 Business Corporations Act 1982	1. The present name of the corporation is:	Dénomination sociale actuelle de la compagnie:
HEALTH CARE PRODUCTS INC.
Formule Numéro 3 Loi de 1982 sur les compagnies
	2. The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la société (s'il y a lieu):
CELLTECH MEDIA INC.
	3. Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:
05/JULY/1985 (Day, Month, Year) (jour, mois, année)
	4. The articles of the corporation are amended as follows:	Les statuts de la société sont modifiés de la façon suivante:
RESOLVED THAT the restrictions on the issue, transfer and ownership of shares be deleted and that there are not restrictions on the issue, transfer or ownership of shares.

5. The amendment has been duly authorized as required by Sections 167 & 169 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l'article 167 et, s'il y a lieu, à l'article 169 de la Loi sur les compagnie.
6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la Compagnie ont approuvé la résolution autorisant la modification le
7 April, 1987 (Day, Month, Year) (jour, mois, année)
These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.
HEALTH CARE PRODUCTS INC. (Name of Corporation) (Dénomination sociale de la compagnie)
By/Par: s/s W. Francis Strong (Signature) (Signature)	President (Description of Office) (Fonction)

For Ministry Use Only A l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 630609
Ministry of Consumer and Commercial Relations CERTIFICATE This is to certify that these articles are effective on MARCH 27 Controller of Records, Companies Branch	Ministère de la Consommation et du Commerce CERTIFICAT Ceci certifie que les présents status entrent en vigueur le MARS, 1987 / Controlleur des dossiers Directions des compagnies

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 Business Corporations Act 1982	1. The name of the corporation is:	Dénomination sociale actuelle de la compagnie:
QUARTET MANAGEMENT LTD.
Formule Numéro 3 Loi DE 1982 Sur les compagnies
	2. The name of the corporation is changed to (if applicable):	Nouvelle dénomination sociale de la société (s'il y a lieu):
HEALTH CARE PRODUCTS INC.
	3. Date of incorporation/amalgamation:	Date de la constitution ou de la fusion:
05, JULY, 1985 (Day, Month, Year) (jour, mois, année)
	4. The articles of the corporation are amended as follows:	Les statuts de la société sont modifiés de la façon suivante:

RESOLVED THAT:
1.     The name of the Corporation is changed to Health Care Products Inc.

2.     The Articles of the Corporation be amended to change the location of the registered office of the Corporation from the City of Toronto, in the Municipality of Metropolitan Toronto, to the City of Mississauga, in the Regional Municipality of Peel.

3. The Articles of the Corporation be amended to provide for a minimum of one (1) director and a maximum of ten (10) directors.
	5. The amendment has been duly authorized as required by Sections 167 & 169 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément aux articles 167 et 169 de la Loi sur les compagnies.
	6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification le
18 March, 1987 (Day, Month, Year) (jour, mois, année)
	These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.
QUARTET MANAGEMENT LTD. (Name of Corporation) (Dénomination sociale de la compagnie)
	By/Par: s/s W. Francis Strong (Signature) (Signature)	President (Description of Office) (Fonction)

For Ministry Use Only A l'usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 630609
Ministry of Consumer and Commercial Relations CERTIFICATE This is to certify that these articles are effective on JULY 5 Controller of Records, Companies Branch	Ministère de la Consommation et du Commerce CERTIFICAT Ceci certifie que les présents status entrent en vigueur le JUILLET, 1985 / Controlleur des dossiers Directions des compagnies

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 Business Corporations Act 1982	1. The name of the corporation is:	Dénomination sociale actuelle de la compagnie:
QUARTET MANAGEMENT LTD.
Formule Numéro 3 Loi de 1982 sur les compagnies
	2. The address of the registered office is:	Addresse du siege social:
719 Younge Street,	Suite 205
(Street & Number of R R Number & if Multi-Office Building give Room No) (Rue et numéro ou numéro de la R R et, s'il s'agit d'un édifice a bureaux, numéro du bureau)
Toronto	M4Y 2B5
(Name of Municipality or Post Office) (Nom de la municipalité ou du bureau de poste)	(Postal Code) (Code postale)
City of Toronto in the (Name of Municipality / Geographical Township) (Nom de la municipalité du canton)	Municipality of Metropolitan Toronto (County, District, Regional Municipality) (Comte, district, municipalité régionale)

3. Number (or minimum and maximum number of director is: One	Nombre (ou nombres minimal et maximal)
4. The first director (s) is R. Valentine	Premier (s) administrateur (s):
First name, initials and surname Prénom, initials et nom de famille	Residence address, giving street & No. or RR No. or municipality and postal code Addresse personnelle, y compris la rue et le numéro, le numéro de la RR ou, le nom de la municipalité et le code postal	Resident Canadian State Yes or No RésidentCanadien Oui/Non
Richard Valentine	5468 Dundas Street West, Suite 704, Islington, Ontario M9B 6E3	Yes
5.	Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.	Limités, s'il ya lieu, imposées aux activités commerciales ou aux pouvoirs de la compagnie.
THERE are no restrictions on the business. The corporation may carry on or on the powers it may exercise.
6.	The classes and any maximum number of shares that the corporation is authorized to issue. AN unlimited number of common shares.	Catégories et nombre maximal, s'il y a lieu d'actions que la compagnie est autorisée a émettre:
7.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series: NONE.	Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :
8.	The issue, transfer or ownership of shares is/is not restricted and restrictions (if any) are as follows:	L'émission, le transfert ou la propriété d'actions est/n'est pas restreinte. Les restrictions, s'il y a lieu, sont les suivantes:
NO shares or shares of the Corporation shall at any time be transferred to any person without the consent of a majority of the directors to be signified by a resolution passed by the board or by any instrument or instruments in writing signed by a majority of the directors.
9.	Other provisions, if any, are: NONE.	Autres dispositions, s'il y a lieu:
10.	The names and addresses of the incorporators are Nom et addresse des fondateurs First name, initials and surname or corporate name Prénom, initiale et nom de famille ou dénomination sociale
Full residence address or address of registered office or of principal place of business giving street & No. or RR No., municipality and postal code
Adresse personnelle au complet, adresse du siège social ou adresse de l'établissement principal, y compris la rue et le numéro, le numéro de la RR, le nom de la municipallité et le code postal

	Richard Valentine	5468 Dundas Street West, Suite 704, Islington, Ontario. M9B 6E3

These articles are signed in duplicate.                                 Les presents statuts sont signés en double exemplaire.

Signatures of incorporators
(Signature des fondateurs)

s/s Richard Valentine